UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIME ENERGY CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1280 Landmeier Road

Elk Grove Village, Illinois 60007

April    , 2010

Dear Fellow Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2010 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, June 3, 2010 at the Holiday Inn Hotel, 1000 Busse Road, Elk Grove Village, Illinois 60007. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement contain detailed information about the matters that we expect to act upon at the Annual Meeting.

Please sign, date and specify your choices on the enclosed proxy card and promptly return it in the enclosed business reply envelope. This will help insure that your shares are represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may revoke your proxy and personally cast your vote.

We look forward to seeing you at the Annual Meeting and urge you to return your proxy card as soon as possible.

Sincerely,

/s/ David R. Asplund
Lime Energy Co.
David R. Asplund
Chief Executive Officer

LIME ENERGY CO.

1280 Landmeier Road

Elk Grove Village, Illinois 60007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 3, 2010

To the Stockholders of

LIME ENERGY CO.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lime Energy Co. will be held at the Holiday Inn Hotel, 1000 Busse Road, Elk Grove Village, Illinois 60007 at 9:00 a.m. local time, on Thursday, June 3, 2010, for the following purposes:

1.             To elect nine directors to our Board of Directors;

2.             To approve an amendment to our 2008 Long-Term Incentive Plan to increase the maximum number of shares of common stock available for awards under the plan from 1,130,000 to 2,130,000;

3.             To adopt the 2010 Non-Employee Directors’ Stock Plan; and

4.             To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year 2010.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.  As of the date of this notice, our Board of Directors knows of no other proposals or matters to be presented.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  This proxy statement is accompanied by a copy of the annual report to stockholders.  The Board of Directors has fixed the close of business on April 6, 2010 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors encourages you to complete, sign and date the enclosed proxy card and promptly return it in the enclosed postage prepaid envelope, regardless of whether you plan to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Richard Kiphart
Richard Kiphart
Chairman of the Board of Directors
Elk Grove Village, Illinois
April , 2010

PROXY STATEMENT

i

ii

LIME ENERGY CO.

1280 Landmeier Road

Elk Grove Village, Illinois 60007

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 3, 2010

GENERAL INFORMATION

This proxy statement and the enclosed proxy card are being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Lime Energy Co., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held at the Holiday Inn Hotel, 1000 Busse Road, Elk Grove Village, Illinois 60007 at 9:00 a.m. local time, on Thursday, June 3, 2010, and any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April     , 2010.

A copy of our 2009 Annual Report on Form 10-K for the year ended December 31, 2009 has been mailed to you. Our proxy statement for the Meeting and the 2009 Annual Report on Form 10-K can be viewed on our website at http://www.lime-energy.com/investors/sec.php.

We use the terms “Lime Energy,” the “Company,” “we,” “our” and “us” in this proxy statement to refer to Lime Energy Co. and its consolidated subsidiaries, unless the context otherwise requires.

Solicitation

The cost of this proxy solicitation will be borne by Lime Energy. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Those banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by us for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.  In addition to soliciting proxies by mail, we and our directors, officers and regular employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Record Date and Outstanding Shares

Our Board of Directors fixed the close of business on April 6, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the close of business on the record date, we had                    shares of common stock with voting rights as to certain matters outstanding.  Each outstanding share of common stock on such date is entitled to one vote on each matter to be voted on at the Annual Meeting.

Required Vote

The affirmative vote of a majority of the shares of common stock voted in person or by proxy at the Annual Meeting is required to elect the nominees to the Board of Directors and ratify the appointment of our independent auditors. Stockholders do not have any rights to cumulate their votes in the election of directors.

Quorum; Abstentions and Broker Non-Votes

The required quorum for transaction of business at the Annual Meeting will be a majority of the total votes of the shares of common stock issued and outstanding as of the record date.  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.  Neither abstentions nor broker non-votes will have any effect on the vote for the election of directors.

Voting of Proxies; Revocability of Proxies

Our Board of Directors selected Jeffrey R. Mistarz and John O’Rourke, the persons named as proxies on the proxy card accompanying this proxy statement, to serve as proxies. Mr. Mistarz is our executive vice president, chief financial officer, treasurer and corporate secretary, and John O’Rourke is our chief operating officer. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of the Board of Directors contained in this proxy statement. Members of our management and our board have informed us that each of them intends to vote their shares in favor of each of the proposals, which votes will be sufficient to approve each of the proposals to be voted on at the Annual Meeting.

All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

You can revoke a proxy you have given at any time before the shares it represents are voted by giving our secretary either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, you may change or revoke a previously executed proxy by voting in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Dissenter’s Right of Appraisal

There is no proposal or matter that will be acted upon in the meeting that would grant dissenting stockholders the right of appraisal.

Annual Report to Stockholders

We are simultaneously furnishing to you with this proxy statement our Annual Report to Stockholders for the fiscal year ended December 31, 2009, which contains financial and other information pertaining to us.

Multiple Stockholders Sharing the Same Address

Owners of common stock who hold their shares in a brokerage account may receive a notice from their broker stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate proxy statement, he or she may contact our Corporate Secretary at Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410 or by telephone at 847-437-1666.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, nine nominees to the Board of Directors will be elected to hold office for a one year term ending at our 2011 Annual Meeting of stockholders or until their respective successors are duly elected and qualified. All nominees listed below are currently members of our Board of Directors and have consented to being named in this proxy statement and to serve as directors, if elected. If, at the time of the Annual Meeting, any nominee becomes unavailable or declines to serve as a director for any reason, the persons named in the proxy will vote for the substitute nominee(s) as the Board of Directors recommends, or vote to allow the vacancy created by the nominee who is unable or declines to serve to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve if elected to office.

Nominees for Director

The following table presents the names of the director nominees as well as certain information about them. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position Held with the Company	Served as Director Since

David R. Asplund	52	Chief Executive Officer and Director	2002
Gregory T. Barnum	55	Director (1)(2)	2006
Christopher W. Capps	27	Director	2009
William R. Carey, Jr.	62	Director (3)	2006
Joseph F. Desmond	46	Director (1)(3)	2007
Stephen Glick	63	Director	2009
Richard P. Kiphart	68	Chairman of the Board of Directors and Director (2)(3)	2006
Daniel W. Parke	54	Director; President and Chief Operating Officer; President of Parke Industries, LLC	2005
David W. Valentine	40	Director (1)(2)	2004

(1)                                  Member of our Audit Committee.

(2)                                  Member of our Compensation Committee.

(3)                                  Member of our Governance and Nominating Committee.

Below, we provide the following information for each director and Board of Directors’ nominee:

•                  principal occupations for at least the past five years

•                  the names of any other public companies where the nominee or director currently serves as a director or has served during the past five years

•                  the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director for the company

David R. Asplund has been our chief executive officer since January 2006.  Prior to becoming our chief executive officer, Mr. Asplund was president of Delano Group Securities, LLC, an investment banking firm in Chicago, Illinois, which he founded in 1999.  Prior to founding Delano, Mr. Asplund was a senior managing director and branch manager of the Chicago office of Bears Stearns & Co. Inc., having previously worked for other major investment banks including Morgan Stanley and Lehman Brothers.  Prior to entering the financial industry in 1983, Mr. Asplund worked for the Dana Corporation as an industrial engineer. Mr. Asplund has a degree in mechanical engineering from the University of Minnesota.  Mr. Asplund’s investment banking and engineering background and responsibility for executing the Company’s strategic plan qualify him for his position on the Lime Energy board.

Gregory T. Barnum is currently the vice president of finance and chief financial officer of Datalink Corporation, an information storage architect.  Prior to joining Datalink in March 2006, Mr. Barnum was the vice president of finance, chief financial officer and corporate secretary of Computer Network Technology Corporation since July 1997.  From September 1992 to July 1997, Mr. Barnum served as senior vice president of finance and administration, chief financial officer and corporate secretary at Tricord Systems, Inc., a manufacturer of enterprise servers.  From May 1988 to September 1992, Mr. Barnum served as the executive vice president, finance, chief financial officer, treasurer and corporate secretary for Cray Computer Corporation, a development stage company engaged in the design of supercomputers.  Prior to that time, Mr. Barnum served in various accounting and financial management capacities for Cray Research, Inc., a manufacturer of supercomputers.  Mr. Barnum also serves on the board of Wireless Ronin Technologies, Inc.  Mr. Barnum is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.  Mr. Barnum’s 20+ years of accounting experience and experience as a chief financial officer of publicly traded companies qualify him to serve on our board of directors and act as a financial expert.

Christopher W. Capps served as President and Chief Executive Officer of Advanced Biotherapy, Inc. from August 2006 until we acquired Advanced Biotherapy, Inc., or Advanced Biotherapy, Inc., on March 3, 2010.  Since September 2005, Mr. Capps has also served as President and CEO of KVG Partners, a private equity firm.  Mr. Capps experience working with small and mid-sized companies and knowledge of current corporate finance techniques and market activities qualifies him to serve on our board.

William R. (“Max”) Carey, Jr. is the chairman of the CRD Companies: CRD, CRD Capital, and CRD Analytics, which he founded in 1981.  He is also a managing director of Entrepreneur Equity Corporation, an insurance broker that creates specialty products for middle market companies.  Mr. Carey also serves on the boards of Kforce, Inc., Crosswalk.com and J.B. Hanauer & Co., and is a founding board member of Crosswalk.com.  Mr. Carey skills as a leading sales and marketing consultant and experience working with some of the nation’s largest and most prestigious firms qualify him to serve on our board.

Joseph F. Desmond is the senior vice president, external affairs for NorthernStar Natural Gas, a developer of liquefied natural gas import terminals.  From May 2005 until November 2006, Mr. Desmond served as the chairman of the California Energy Commission.  From May 2006 to November 2006 Mr. Desmond also served as the Under Secretary for Energy Affairs in the California Resources Agency.  Prior to his public service for the State of California, Mr. Desmond served as president and chief executive officer of Infotility, Inc., an energy consulting and software development firm based in Boulder, Colorado.  From 1997 to 2000, Mr. Desmond was president and chief executive officer of Electronic Lighting, Inc., a manufacturer of controllable lighting systems, and from 1991 to 1997 he was with Parke Industries, where he served as vice president.  Mr. Desmond extensive energy background and leadership skills, both in private industry and state government, make him qualified to serve on our board.

Stephen Glick has been one of our directors since July 2009.  Mr. Glick was the President of Applied Energy Management, Inc., a company he founded in 1984, until we acquired the company in June 2008. Mr. Glick’s 20+ years of experience running an energy efficiency business serving some of the nation’s largest ESCOs makes him qualified to serve on our board.

Richard P. Kiphart has been one of our directors since January 2006, when he also became chairman of our Board of Directors.  Mr. Kiphart is head of the Private Client Advisors group and a principal of William Blair & Company for over 42 years.  In addition, Mr. Kiphart is currently chairman of Ranair Inc. In addition, he is the former chairman of Nature Vision and The Merit Music School, and is currently the president and chief executive officer of the Lyric Opera of Chicago, the chairman of the Erikson Institute and serves on the board of Children’s Memorial Hospital.  Mr. Kiphart’s leadership skills and extensive investment banking experience, as well as his experience serving on numerous boards makes him qualified to serve on our board.

Daniel W. Parke has been our president since June 2006 when we acquired Parke P.A.N.D.A. Corporation, which he owned and served as its president from its founding in 2001.  Mr. Parke also served as our chief operating officer from June 2006 until February 2010.  Mr. Parke was previously a founder of Parke Industries, Inc., an energy solutions provider which was acquired in February 1998 by Strategic Resource Solutions, an unregulated subsidiary of Carolina Power & Light.  Mr. Parke’s years of experience building and operating an energy efficiency business serving the needs of commercial and industrial companies and his responsibility for executing our strategic plan qualifies him to serve on our board.

David W. Valentine has been one of our directors since May 2004. Mr. Valentine is currently the chief operating officer and a founding principal of Victory Park Capital, a private investment firm that he founded in June 2006.  From April 2005 to June 2006, Mr. Valentine served as the portfolio manager of private investments for a Chicago-based hedge fund.  From June 2004 to April 2005, Mr. Valentine served as President of KVG Partners, a private equity firm.  From April 200 to June 2004, Mr. Valentine served as the global head of debt private placements for UBS Investment Bank.  Prior to UBS, Mr. Valentine held several investment banking positions at ABN AMRO and Harris Nesbitt.  Mr. Valentine serves on the board of directors for Innovomed, Inc. and Trustwave, Inc. He is also on the board of directors of a Washington DC-based advocacy group, the Friends of the Global Fight Against AIDS, Tuberculosis, and Malaria.  Mr. Valentine’s extensive capital markets experience qualifies him to serve on our board.

The Board of Directors recommends that the stockholders vote

“FOR”

the election of all of the director nominees.

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Richard Kiphart is the Chairman of the Board and David Asplund is the Chief Executive Officer. The Company determines the leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. After considering these factors, the Company believes that separating the positions of Chairman of the Board and Chief Executive Officer is the appropriate board leadership structure at this time, allowing our Chief Executive Officer to focus on the business strategy and operations of the Company, while our Chairman provides leadership to the Board necessary for the Board to fulfill its responsibilities.  In the future it may determine that combining these positions may be the best structure for operating the Company, based on the factors at that time.

The Board of Directors is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity.  In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Family Relationships

The only family relationships between any of our directors and officers are that Mr. Kiphart is the father-in-law of each of Messrs. Capps and Valentine.

Director Attendance

During the fiscal year ended December 31, 2009, the Board of Directors held nine formal meetings. In addition, there were four meetings of the Audit Committee and six meetings of the Compensation Committee. During 2009, all members of the Board of Directors attended at least 75% of the total of all board meetings and applicable committee meetings, except for Mr. Carey who attended 67% of the meetings and Mr. Desmond who attended 50% of the Audit Committee meetings.  We encourage our Board members to attend our Annual Meeting, but we do not have a formal policy requiring attendance.  All of our Board members, except Mr. Carey, attended last year’s Annual Meeting.

Independent Directors

Of the nine directors currently serving on the Board, all of whom are director nominees at the next Annual Meeting, the Board has determined that each of Messrs. Barnum, Capps, Carey, Desmond, Glick, Kiphart and Valentine are independent as defined in NASDAQ Rule 5605(a)(2).  Although a company owned by Mr. Carey provided services to us during 2007, the Board determined that the fees paid to this company were insufficient to cause Mr. Carey to lose his independence.  Messrs. Asplund and Parke are not considered independent because they also serve as our executive officers.

COMPENSATION OF DIRECTORS

Director Compensation Program

Effective April 1, 2000, we adopted a stock option plan for all non-employee directors that is separate and distinct from the 2008 Long-Term Incentive Plan.  The plan was amended on July 11, 2006 to provide that eligible directors receive an initial option grant upon being appointed to our Board of Directors to purchase 14,286 shares of our common stock, and a grant of options to purchase an additional 7,143 shares on the first day of January beginning on the second January following the date the director became an eligible director.  These options have an exercise price equal to the closing price of our common stock on the grant date and a term of ten years.  The initial options vest on first day of January following the initial grant date or six months following the initial grant date, whichever is later, if the individual is still a director on the vesting date.  All future grants vest in two equal amounts, one amount on the grant date and the balance on the anniversary of the grant date, if the individual is still a member of the Board of Directors on such anniversary date.

We granted options to purchase 50,001 shares under the directors’ stock option plan during 2009, and options to purchase 177,274 shares were outstanding under this plan as of December 31, 2009.   Mr. Capps declined his initial option grant upon being nominated to the Board of Directors due to the fact that he received options as a director of Advanced Biotherapy Inc. (“Advanced Biotherapy, Inc.”) shortly before the Advanced Biotherapy, Inc. was acquired by the Company.  As part of the agreement to acquire Advanced Biotherapy, Inc. the Company tendered to exchange all vested Advanced Biotherapy, Inc. options for Lime Energy options based on the exchange rate offered for Advanced Biotherapy, Inc.’s common stock.

Directors who are also our employees receive no additional compensation for their services as directors.

If the 2010 Non-Employee Directors Stock Plan is approved, we will not make any further grants under the existing non-employee stock option plan.  For a discussion of the proposed 2010 Non-Employee Director Stock Plan, see “Proposal No. 3 - Approval of the 2010 Non-Employee Directors Stock Plan.”

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2009 for each of our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	All Other Compensation ($)	Total ($)

Gregory T. Barnum	—	—	16,937	—	16,937

William R. Carey, Jr.	—	—	16,937	—	16,937

Christopher Capps (3)	—	—	—	—	—

Joseph F. Desmond	—	—	16,937	—	16,937

Stephen Glick	—	—	38,123	—	38,123

Richard P. Kiphart	—	—	16,937	—	16,937

David W. Valentine	—	—	16,937	—	16,937

(1)           Amounts represent the aggregate grant date fair value of the option awards made during 2009 calculated using a trinomial lattice option pricing model.  The value weighted-average significant assumptions used to determine the grant date fair value are as follows:

Significant Assumption (value weighted-average)	2009
Risk-free rate	0.07%
Dividend yield	—
Expected volatility	84.5%
Expected life (years)	5.3
Turn-over rate	5.0%
Exercise multiple	2.2

(2)           The following options were granted to directors during 2009:

	Options Awarded(4)	Grant Date	Exercise Price	Aggregate Options Outstanding as of 12/31/2009
Gregory T. Barnum	7,143	1/2/2009	$4.65	32,213
William R. Carey, Jr.	7,143	1/2/2009	$4.65	35,784
Joseph F. Desmond	7,143	1/2/2009	$4.65	21,429
Stephen Glick	14,286	7/13/2009	$5.32	14,286
Richard P. Kiphart	7,143	1/2/2009	$4.65	32,213
David W. Valentine	7,143	1/2/2009	$4.65	32,261

(3)           Mr. Capps declined his initial grant of options.

(4)           The options all vest equally on the grant date and the first anniversary of their issuance and expire on the earlier of the tenth anniversary of their issuance or three months following the date the holder is no longer one of our directors.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and a Governance and Nominating Committee.

Audit Committee

The Audit Committee, which is composed entirely of non-employee, independent directors, held four meetings during 2009. Each of the members of the Audit Committee attended at least 75% of the meetings of the Committee held in 2009, except for Mr. Desmond who attended 50% of the meetings. The Audit Committee meets periodically and separately in executive sessions with management and the independent auditors to review the activities of each. The Audit Committee possesses and may exercise the powers of the Board of Directors relating to our accounting, auditing, and financial reporting matters, except when such powers are by statute or the Certificate of Incorporation or Bylaws reserved to the full Board or delegated to another committee of the Board. The Audit Committee reports regularly to the full Board on these matters. The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditors. Among other duties, the Audit Committee:

•                  recommends the independent auditors to the Board;

•                  pre-approves all audit and non-audit services provided to us by the independent auditors;

•                  monitors the independence of the independent auditors;

•                  reviews and approves:

•                  the scope and timing of work to be performed by the independent auditors

•                  compensation to be paid to the independent auditors

•                  financial accounting and reporting principles used by the Company

•                  results of the audit and the report of the independent auditors

•                  transactions involving the Company and our officers, directors, affiliates and significant stockholders

•                  discusses our annual audited financial statements and quarterly financial statements with management and the independent auditors;

•                  considers allegations made, if any, of possible financial fraud or other financial improprieties;

•                  prepares an Audit Committee report as required by the SEC to be in this proxy statement; and

•                  reviews and reassesses the adequacy of the Audit Committee charter at least annually.

The Audit Committee’s current members are directors Greg Barnum (Committee Chairman), Joseph Desmond and David Valentine. Our Board of Directors has determined that Mr. Barnum qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K. The Board also believes that Messrs. Barnum, Desmond and Valentine are “independent” as defined by NASDAQ Rule 5605(a)(2). The Board of Directors adopted an Audit Committee Charter effective April 19, 2000, which was amended effective January 31, 2001 to combine the Conflicts Committee with the Audit Committee.  A copy of the Audit Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investor Relations” and subheading “Corporate Governance.”

Compensation Committee

The Compensation Committee, which is composed of three independent directors--David Valentine (Committee Chairman), Greg Barnum and Richard Kiphart, was formed in 2001 upon the Board of Directors’ adoption of a Compensation Committee charter. The Compensation Committee held six meeting during 2009, each of which was attended by all members. A copy of the Compensation Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investor Relations” and subheading “Corporate Governance.”  The Compensation Committee’s responsibilities are to:

•                  review and recommend to the Board of Directors the annual salary, bonus, stock options and other benefits of our senior executives;

•                  review executive compensation programs and the administration thereof;

•                  plan for executive development and succession;

•                  review expense accounts and fringe benefits of executive management;

•                  administer our stock option and stock incentive programs; and

•                  review and recommend to the Board of Directors the compensation of members of the Board of Directors.

Governance & Nominating Committee

The Governance and Nominating Committee, which is composed of three independent directors--William Carey (Committee Chairman), Joseph Desmond and Richard Kiphart, was formed in 2004 upon the Board of Directors’ adoption of a Governance and Nominating Committee Charter.  A copy of the Governance and Nominating Committee’s charter is available on our website (www.lime-energy.com) under the heading “Investor Relations” and subheading “Corporate Governance.”  The Board believes that Messrs. Carey, Desmond and Kiphart are independent directors as defined by NASDAQ Rule 5605(a)(2). Prior to the establishment of the Governance and Nominating Committee, the recruitment and selection of candidates for Board of Directors was handled by the Compensation Committee.  The Governance and Nominating Committee did not meeting during 2009.  The Governance and Nominating Committee’s responsibilities are to:

•                  develop and recommend to the Board of Directors policies and processes designed to provide for effective and efficient governance;

•                  plan Board education activities, including new member orientation;

•                  evaluate the size and composition of the Board of Directors, develop criteria for membership on the Board of Directors, and evaluate the independence of existing and prospective directors, and make recommendations to the Board concerning such matters;

•                  seek and evaluate qualified individuals to become directors;

•                  evaluate the nature, structure and composition of other committees of the Board of Directors and make recommendations to the Board concerning such matters; and

•                  assess the performance of the Board of Directors.

Selection of Board Nominees

Our Governance and Nominating Committee is responsible for identifying and evaluating Board candidates using one or more informal processes deemed appropriate for the circumstances. All of our directors and executive officers play a significant role in bringing potential candidates to the attention of the Committee. A determination of whether to pursue discussions with a particular individual will be made after discussion by the Committee and may be preceded by formal or informal discussions involving one or all of the other Board members. Information considered by the Committee may include information provided by the candidate, the chief executive officer and one or more Committee or Board members. The Committee seeks candidates whose qualifications, experience and independence complement those of existing Board members. Board candidates are expected to possess high personal and professional ethics, integrity and values, and relevant business experience and to be committed to representing the long-term interests of all stockholders. They are also expected to have an inquisitive and objective perspective, practical wisdom and good judgment.

Once appropriate candidates have been identified, the Committee will recommend nominations to our Board. Our Governance and Nominating Committee has not adopted a policy or procedure for the consideration of director candidates recommended by stockholders. Our Board does not recall an instance in which a stockholder (other than a stockholder serving as an officer or director) has recommended a director candidate; however, the Governance and Nominations Committee will consider all timely stockholder recommendations. For the 2011 Annual Meeting of Stockholders, nominations may be submitted to the Corporate Secretary, Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410, which will forward them to the Chairman of the Governance and Nominating Committee. Recommendations must be in writing, must specify the candidate’s qualifications for serving as a director and must be received by us not later than December 17, 2010, in order for nominees to be considered for election at our 2011 Annual Meeting of Stockholders.

Codes of Conduct and Business Ethics

We have adopted a code of ethics as part of our compliance program.  This code of ethics applies to our chief executive officer and our chief financial officer.  In addition, we have a Code of Conduct and Business Ethics that applies to all of our officers, directors and employees. These codes of ethics are available on our website (www.lime-energy.com) under the heading “Investor Relations” and subheading “Corporate Governance.” We intend to post amendments to or waivers from the Code of Ethics which are applicable to our directors, principal executive officer and principal financial officer at this location on our website.

EXECUTIVE OFFICERS

The table below identifies our executive officers who are not identified in the table under “Nominees for Director.”

Name	Age	Position Held with the Company

Jeffrey R. Mistarz	52	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary
John O’Rourke	49	Chief Operating Officer

Jeffrey R. Mistarz has been our chief financial officer since January 2000, our treasurer since October 2000, an executive vice president since November 2002, our assistant secretary since February 2003 and our secretary since June 2006. From January 1994 until joining us, Mr. Mistarz served as chief financial officer for Nucon Corporation, a privately held manufacturer of material handling products and systems, where he was responsible for all areas of finance and accounting, managing capital and stockholder relations. Prior to joining Nucon, Mr. Mistarz was with First Chicago Corporation (now JPMorgan Chase & Co.) for 12 years where he held several positions in corporate lending, investment banking and credit strategy.

John O’Rourke has been our chief operating officer since February 2010.  Mr. O’Rourke was previously president and chief executive officer of our subsidiary, Applied Energy Management, which we acquired in June 2008.  Prior to joining AEM, Mr. O’Rourke was the president of Landmark Service Company, LLC from July 2003 until September 2004, when the company was acquired by AEM.  Prior to working at Landmark, he was vice president of engineering and operations at Duke Solutions, a Duke Energy subsidiary.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of our securities as of March 15, 2010 by:

•                  each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our voting securities;

•                  each of our directors and named executive officers, and

•                  all of our directors and executive officers as a group (ten persons).

Each stockholder’s beneficial ownership is based on 23,597,591 shares of Lime common stock outstanding as of April 3, 2010.  Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them, and the address of each person listed in the following table is c/o Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410.

Beneficial Owners of Greater Than 5% of Our Common Stock:

Name	Common Shares Directly Held	Common Shares Issuable Upon Exercise of Warrants (1)	Common Shares Issuable Upon Exercise of Options (1)	Total	%
Richard P. Kiphart	9,437,063	416,422	40,194	9,893,679	41.131

Directors and Executive Officers:

Name	Common Shares Directly Held	Common Shares Issuable Upon Exercise of Warrants (1)	Common Shares Issuable Upon Exercise of Options (1)	Total	%
Directors and Executive Officers
David R. Asplund	318,364	7,123	735,857	1,061,344	4.360
Gregory T. Barnum	7,123	1,781	35,785	44,689	*
Christopher W. Capps	9,359	—	110,448	119,807	*
William R. Carey	—	—	39,356	39,356	*
Joseph F. Desmond	—	—	25,001	25,001	*
Stephen Glick	624,191	—	14,286	638,477	2.704
Richard P. Kiphart	9,437,063	416,422	40,194	9,893,679	41.131
Jeffrey R. Mistarz	20,322	712	189,191	210,225	*
John O’Rourke	169,495	—	25,000	194,495	*
Daniel R. Parke	759,132	7,123	220,308	986,563	4.141
David W. Valentine	77,227	712	44,329	122,268	*

All directors and executive officers as a group (10 persons)**	11,422,276	433,873	1,479,755	13,335,904	52.275

*                                         Denotes beneficial ownership of less than 1%.

(1)                      Represents warrants and options to purchase our common stock exercisable within 60 days of April 3, 2010.

Changes in Control

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires our directors and officers (as defined in Section 16) and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Directors, officers and greater than 10% stockholders are required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) reports filed.  Based solely on our review of the reports we have received and on written representations from our officers who are reporting persons, we believe that during 2009 all Section 16 filing requirements applicable to our directors, officers and 10% beneficial owners were complied with by these persons, except that Messrs. Capps and Kiphart both filed two reports late.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS

On November 13, 2008 we entered into subscription agreements with 15 investors to sell 1,787,893 units, each comprised of one share of our common stock and a warrant to purchase an additional quarter share of common stock. These investors included Richard P. Kiphart, David R. Asplund, Daniel W. Parke, Gregory T. Barnum, David Valentine and Jeffrey R. Mistarz, all of whom are our directors and/or officers. The sale price was $3.51 per unit, which was equal to 75% of the volume-weighted average price of our common stock for the ten days prior to closing. The warrants allow holders to purchase a share of common stock for $4.10 per share, which was the closing price of our common stock on the day prior to the closing, and the warrants are exercisable any time after May 13, 2010 and before November 13, 2011. The total gross proceeds raised in the private placement was $6,275,500. The private placement closed in two tranches: tranche A, comprised of unaffiliated investors, closed on November 13, 2008 and raised $3,000,500; and tranche B comprised of affiliated investors closed on January 30, 2009 and raised $3,275,000. Proceeds from the Private Placement will be used for working capital purposes.

On November 18, 2008, we entered into a Stock Purchase Agreement with controlling stockholders of Advanced Biotherapy, Inc., pursuant to which we agreed to acquire 90.8% of the outstanding capital stock of Advanced Biotherapy, Inc. at $0.008625 per share in exchange for their shares of our common stock. Through a short-form merger, we offered the remaining Advanced Biotherapy, Inc. stockholders the same consideration for their common stock.  On March 3, 2009, we completed the merger and acquired Advanced Biotherapy, Inc..  Advanced Biotherapy, Inc.’s assets included approximately $7.4 million of cash and an $800,000 note receivable.  Advanced Biotherapy, Inc.’s assets also included a revolving credit note due by us, which had an outstanding balance of approximately $52,000 as of the closing. We have cancelled the revolving credit note.  We do not intend to continue to operate Advanced Biotherapy, Inc.’s prior business.  Messrs. Kiphart, Valentine and Capps were directors and shareholders of Advanced Biotherapy, Inc..

On March 12, 2008, we entered into a revolving credit note with Advanced Biotherapy, Inc. and Richard P. Kiphart.  This note was subsequently amended on June 10, 2008, August 14, 2008 and October 31, 2008 to increase the size of the note to $19 million.  On November 14, 2008, Mr. Kiphart converted his $14.5 million note and accrued interest into 358,710 shares of Series A-1 preferred stock.  On August 10, 2009, Mr. Kiphart converted all of his shares of Series A-1 Convertible Preferred Stock into 3,777,705 shares of common stock.  Mr. Kiphart is our largest individual stockholder and the chairman of our Board of Directors.  He was also the chairman of the board of Advanced Biotherapy, Inc., and owned the majority of the common stock of Advanced Biotherapy.  Messrs. Capps and Valentine, who both serve as our directors, were also directors and stockholders of Advanced Biotherapy, Inc..

Also on August 10, 2009, we entered into a $2 million revolving bridge line with Mr. Kiphart to meet any potential liquidity needs we might have prior to the completion of our follow-on public offering of common stock.  We issued Mr. Kiphart two warrants in connection with the issuance of the revolving bridge line of credit.  The first warrant gives Mr. Kiphart the right to purchase 75,000 shares of our common stock at $6.40 per share any time prior to August 10, 2013.  The second warrant gave Mr. Kiphart the right to purchase 62,500 shares of our common stock at $6.40 per share any time prior to February 20, 2014, but this right only vested if we failed to repay any outstanding balance on the bridge line at maturity.  We completed our follow-on public offering of common stock in September 2009 and terminated the bridge line on October 2, 2009.  The line was never utilized.  Upon termination, we paid Mr. Kiphart a $70,000 termination fee and terminated the warrant to purchase 62,500 shares of its common stock.

On July 11, 2008, we entered into an agreement with Mr. Kiphart, whereby Mr. Kiphart agreed to cause the issuance of certain letters of credit in an amount not to exceed $10 million, to support the issuance of surety bonds required under certain customer contracts.  The obligation to continue to provide support for new letters of credit expired when we completed the follow-on public offering of our common stock in September 2009.  We have agreed to pay Mr. Kiphart a fee equal to 3-5/8% per annum on the average outstanding balance on letters of credit, or $300,000, whichever is greater.  In addition, we agreed to indemnify Mr. Kiphart for any claims under the letters of credit.

One of our subsidiary companies, Parke Industries, Incorporated, leases space in a building in Glendora, California that is owned by a company controlled by Dan Parke, our president and one of our directors.  Total rent expense for this facility amounted to $130,000 and $126,000 for 2009 and 2008, respectively.  We believe that the rates charged by Mr. Parke are reasonable in that they are equivalent to rates charged to other unaffiliated third parties in the building.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Current Executive Officers

We currently have four executive officers:  David Asplund, our Chief Executive Officer, Daniel Parke, our President, John O’Rourke our Chief Operating Officer, and Jeffrey Mistarz our Chief Financial Officer.  Mr. O’Rourke was appointed as our Chief Operating Officer in February 2009.

Overview of Executive Compensation Program

We have not had a formalized program for determining executive compensation.  Three of the four current executive officers (Messrs. Asplund, O’Rourke and Parke) receive the majority of their compensation pursuant to written employment agreements that were negotiated in connection with their becoming our employees.  In each of these instances, the Board of Directors approved the employment agreement and the terms were negotiated at the time in light of specific circumstances.   Notwithstanding the absence of a formalized compensation program, our executive officers have generally received compensation consisting of three components:

•                  a cash component, consisting of salary meant to be competitive with salaries such individuals could obtain from other employers;

•                  eligibility for annual cash bonuses determined by the Compensation Committee based on our performance; and

•                  stock options intended to reward achievement of long-term goals and align the interests of our executive officers with those of our stockholders.

In certain cases, we have provided automobile allowances or Company paid leased vehicles to executives who are expected to use their cars for Company business.  Executive officers participate in group health and disability insurance on the same basis as other full-time employees and certain executives were offered individual life and disability insurance policies as part of their hiring agreements.

Except as noted above with respect to the current employment agreements with Messrs. Asplund,

O’Rourke and Parke, the Compensation Committee of the Board of Directors makes all compensation decisions for our executive officers.  Generally, compensation decisions for executive officers other than our chief executive officer have been made by the Compensation Committee pursuant to recommendations made by the Chief Executive Officer.

We recently retained the consulting firm of Towers Perrin to assist us in formalizing our executive compensation program and to help ensure that our compensation program is consistent with current market practices.   After consultation with Towers Perrin, on August 4, 2009, our Compensation Committee recommended to our board, and our board adopted, our 2009 Management Incentive Compensation Plan (the “2009 Plan”). Under the terms of the 2009 Plan, our executive officers are the initial group of participants eligible for cash awards and, in lieu of cash awards, equity-based awards (subject to the availability of shares of common stock and the other terms our 2008 Long-Term Incentive Plan) based upon specified criteria to be determined and approved of by our Compensation Committee, or as otherwise provided in the 2009 Plan.

Performance goals for 2009 Plan participants were set in various goal categories, including, but not necessarily limited to: (a) Company performance objectives, comprising revenue and earnings before interest, taxes, depreciation, amortization and stock-based compensation targets, and (b) individual performance objectives.  The relative weight among the performance goal categories vary based on the participant’s position within the Company.  The weighting will be reviewed annually and may be adjusted by our Compensation Committee.

Each participant will be informed at the beginning of, or soon after the beginning of, each fiscal year, of his or her 2009 Plan base salary, which will be the basis for determining the award opportunity for that participant, and which amount will be allocated among the participant’s performance goal categories. In addition, the 2009 Plan provides that the Compensation Committee will set three performance levels, Threshold, Target and Maximum levels set as a percentage for each performance goal category.  Award objectives for 2009 were set following establishment of the 2009 Plan.  The award objectives will be reset in 2010 based in part upon the 2010 budget.

Objectives of Compensation Program

Compensation of our executive officers is intended to reward improved overall financial performance of the Company, and to reward performance achievements and increases in stockholder value over the long term.

•                  Annual salaries for executive officers have been established with the goal of attracting and retaining qualified individuals for the positions.  These salaries have been determined on a case-by-case basis.

•                  Eligibility for annual cash bonus awards has been based on our performance but not specific performance goals.  The amount of bonus for which an individual is eligible for any year has been determined on a case-by-case basis.  We expect that future bonuses will be determined under our 2009 Plan, although the 2009 Plan does not prohibit discretionary bonuses in addition to those under the plan.

•                  Stock options awards are intended to reward achievement leading to increases in our profitability and stockholder value over the longer term.  The amounts of awards have been determined on a case-by-case basis.

In order to reward superior short-term performance, cash compensation each year has included eligibility for a cash bonus in the discretion of the Compensation Committee, subject to approval of the Board.  Those bonuses will in the future be made subject to the 2009 Management Incentive Compensation Plan.

To motivate executive officers to achieve the longer-term goal of increasing our profitability and stockholder value, and to reward them for achieving such long-term goals, stock options have been included as part of the compensation structure for our executive officers.  Stock options also provide an increased opportunity for equity ownership by our executive officers, thereby further aligning their interest with those of our stockholders.  Historically option grants have been made on a case-by-case basis.  A typical stock option grant has been structured to have a ten year exercise period, to vest over a period of years, with vesting also depending upon the executive remaining employed by us, and to have an exercise price equal to the market price on the grant date.  In certain cases, options have been granted at an exercise price higher than the market price.  We have not granted options with an exercise price that is less than the market price on the grant date.  In 2009, a one-time stock option exchange program was implemented to provide improved employee retention and engagement. The exchange program restored economic value to certain stock options held by employees and directors at an insignificant cost to the Company.

Stock price performance has not been a factor in determining annual compensation because the price of the common stock is subject to factors which may not reflect our performance and are outside of our control.

We do not have a formula for allocating between cash and non-cash compensation.  The number of stock options awarded to an executive officer has been decided on a case-by-case basis taking into consideration other components of compensation, not pursuant to any specific guidelines or program.  Most of the stock options we have awarded to executive officers to date have been pursuant to written employment agreements entered into when the executive joined us, or pursuant to extending such employment under a new written agreement.

A copy of the 2009 Management Incentive Compensation Plan was filed as an exhibit to our Current Report on Form 8-K dated August 4, 2009 filed on August 7, 2009.

Accounting and Tax Considerations

Our stock option grant policies have been impacted by the implementation of ASC 718 (SFAS No. 123(R)), which we adopted effective on January 1, 2006.  Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of ASC 718 under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period.  As a result of adopting ASC 718, $1.7 million and $3.8 million of share based compensation expense was included in the results for 2009 and 2008, respectively.  In 2009, stockholders approved a one-time stock option exchange program that was designed to restore economic value to certain stock options held by employees and directors, while not creating significant additional expense to the Company.

2009 Summary Compensation Table

The following table sets forth the compensation earned, awarded or paid for services rendered to us for the year ended December 31, 2009 and the year ended December 31, 2008 by our principal executive officer (PEO), our principal financial officer (PFO), and our president.  These persons are referred to, collectively, as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)		Total ($)

David R. Asplund	2009	285,000	40,500	—	—	38,777	(2)	364,277
Chief Executive Officer(PEO)	2008	285,000	37,500	—	87,992	28,046	(3)	438,538

Jeffrey R. Mistarz	2009	210,000	30,425	—	—	5,673	(4)	246,098
Executive Vice President & Chief Financial Officer (PFO)	2008	210,000	22,000	—	65,994	3,052	(4)	301,046

John O’Rourke (5)	2009	238,567	34,435	—	—	8,866	(6)	281,868
Chief Operating Officer

Daniel W. Parke	2009	264,590	40,500	—	—	10,182	(7)	315,272
President	2008	250,000	37,500	—	109,991	10,182	(7)	407,673

(1)                                  No options were granted during 2009.  Amounts for 2008 represent the aggregate grant date fair value of option awards granted during the period, calculated using a trinomial lattice option pricing model.  The value weighted-average significant assumptions used to determine the grant date fair value are as follows:

Significant Assumption (value weighted-average)	2009	2008
Risk-free rate	—	0.40%
Dividend yield	—	—
Expected volatility	—	85.3%
Expected life (years)	—	5.9
Turn-over rate	—	14.8%
Exercise multiple	—	2.2

(2)                                  Includes $29,108 for the cost of life and long-term disability insurance, $6,600 of auto allowance and the $3,069 cost of membership to a business club provided to Mr. Asplund.

(3)                                  Includes $19,331 for the cost of life and long-term disability insurance, $6,600 of auto allowance and the $2,115 cost of membership to a business club provided to Mr. Asplund.

(4)                                  Represents the cost of life insurance and long-term disability insurance provided to Mr. Mistarz.

(5)                                  Mr. O’Rourke was named an executive officer of the Company in February 2009

(6)                                  Includes $7,942 for the cost of a leased vehicle provided to Mr. O’Rourke and $925 cost of group life and disability insurance provided to Mr. O’Rourke.

(7)                                  Includes $9,600 of auto allowance and $582 for the cost of group life and long-term disability insurance provided Mr. Parke.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Messrs. Asplund, Mistarz, O’Rourke and Parke

We have employment agreements with each of our current named executive officers:  David R. Asplund, Jeffery Mistarz, John O’Rourke and Daniel Parke.  These agreements fix each of the officer’s minimum base compensation, and the current annual salary for each is as follows: Mr. Asplund—$285,000, Mr. Mistarz—$210,000, Mr. O’Rourke—$222,560 and Mr. Parke—$250,000.  Each of these employment agreements terminates on December 31, 2010, except for Mr. O’Rourke’s which expires on June 10, 2011.  In addition, Messrs. Asplund and Parke are entitled to monthly automobile allowances of $550 and $800, respectively.  During 2009, the Compensation Committee increased the base compensation for Mr. Parke and O’Rourke to $275,000 and $250,000, respectively, effective June 1, 2009 and Mr. Asplund and Mr. Mistarz to $300,000 and $225,000, respectively, effective January 1, 2010.

Under their employment agreements, each of Messrs. Asplund, Mistarz and Parke are entitled to certain benefits if their employment terminates for certain reasons.  If he should die during the term of his contract, all of his unvested stock options would immediately vest.  In addition, all such stock options and any previously vested stock options would be exercisable for a period of one year following the date of death.

If any of Messrs. Asplund, Mistarz, O’Rourke or Parke should become permanently disabled such that he could not perform his duties for 180 consecutive days or for 180 days in any period of 12 consecutive months, we would have the right to terminate his employment, then any stock options which were then already vested would be exercisable for a period of between 90 and 180 days following such termination.

If any of Messrs. Asplund, Mistarz, O’Rourke or Parke should terminate his employment during the term of the contract for reasons other than death, disability or uncured default by us under the agreement, then any vested stock options as of the date of termination shall be exercisable for 90 days following the date of termination.

If we should terminate any of the current named executive officers prior to the scheduled expiration of his respective contract, for any reason other than death, disability or “Due Cause,” as defined in the employment agreement, or if Messrs. Asplund, Mistarz, O’Rourke or Parke should choose to terminate his employment because we defaulted in our obligations under the agreement and failed to cure such default after notice, then all unvested stock options that are scheduled to vest within one year of the date of termination will immediately vest.  In addition, all such stock options and any previously vested stock options would be exercisable for a period of one year following the date of termination.  Additionally, we will pay the terminated current named executive officer, as severance compensation, (i) six months’ salary at his then current rate, in installments in accordance with our regular payroll, plus (ii) any bonus earned as of the termination date, in accordance with the terms of such bonus, plus (iii) any accrued unused vacation, which will be paid on the next regular payroll date.

“Due Cause” is defined as any of (i) a material breach by the respective current named executive officer of his agreement not cured within 15 calendar days following written notice thereof, (ii) commission of a felony, or theft or embezzlement of our property, (iii) actions which result in material injury to our businesses, properties or reputation, (iv) refusal to perform or substantial neglect of the duties assigned to the respective officer not remedied within 15 calendar days following written notice thereof, or (v) any material violation of any statutory or common law duty of loyalty to us.

In addition to the foregoing, upon occurrence of a change of control, stock options granted to Messrs. Asplund, Mistarz and Parke shall immediately vest and become exercisable.  In general, a “Change of Control” is deemed to have occurred when (i) we are merged or consolidated with another entity that is not then controlled by us and an unrelated entity acquires the ability to elect a majority of our Board of Directors or holds a majority of our common stock, or (ii) in the case of Mr. Asplund, substantially all of our assets are sold or otherwise transferred to another entity that is not then controlled by or affiliated with us; and in the case of Messrs. Mistarz and Parke, a majority of our assets are sold or otherwise transferred to another entity that is not then controlled by or affiliated with us.

Each of the employment agreements of Messrs. Asplund and Mistarz imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated.  The non-competition obligation covers the employment period and extends for two years after termination.  Mr. O’Rourke’s employment agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated.  The non-competition obligation covers the employment period and extends for six months after termination.  We, Parke Industries, LLC and Mr. Parke entered into a non-competition agreement that imposed on Mr. Parke non-competition obligations until June 30, 2008.  This non-competition obligation is not separately compensated and was part of the consideration in the acquisition of Parke P.A.N.D.A. Corporation.  As part of the amendment to his employment agreement to increase his salary to $275,000 effective June 1, 2009, Mr. Parke extended his non-competition obligation to extend to two years after termination.

Potential Payments Upon Termination or Change In Control

The following table show potential payments to the current named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change-in-control or termination of employment assuming a December 31, 2009 termination date and, where applicable, using the closing price of our common stock of $4.42 per share on that date.

Name	Voluntary Termination (1)	Involuntary Termination - Not For Cause (2)	Involuntary Termination - For Cause (3)	Change in Control (4)	Death (5)	Disability (5)

David R. Asplund	$14,067	$156,567	$14,067	$0	$14,067	$14,067

Jeffrey R. Mistarz	$4,038	$109,038	$4,038	$0	$4,038	$4,038

John O’Rourke	$11,218	$136,218	$11,218	$0	$11,218	$11,218

Daniel W. Parke	$10,417	$147,917	$10,417	$0	$10,417	$10,417

(1)           None of the listed persons are entitled to more than accrued but unpaid salary and vacation upon a voluntary termination of their employment.

(2)           Under the terms of their employment contracts, Messrs. Asplund, Mistarz, O’Rourke and Parke are entitled to any accrued but unpaid salary and vacation as well as six months severance pay for an involuntary termination of their employment without cause.

(3)           None of the listed persons are entitled to more than accrued but unpaid salary and vacation upon an involuntary termination for cause.

(4)           None of the listed persons would be entitled to any payments upon a change of control unless they were involuntarily terminated without cause, but upon a change of control the unvested options held by Messrs. Asplund, Mistarz and Parke would immediately vest.  As of December 31, 2009 the intrinsic value of executives’ options were as follows:

Value*
David Asplund	$56,394
Jeffrey Mistarz	41,690
John O’Rourke	—
Daniel Parke	69,054

*Calculated as the difference between the market value on December 31, 2009 of $4.42 per share and the option strike price

(5)           None of the listed persons are entitled to more than accrued but unpaid salary and vacation upon their death or permanent disability, but upon a upon such an event certain unvested options held by Messrs. Asplund, Mistarz and Parke would immediately vest.

Grants of Plan-Based Awards for 2009

No options were granted to any of the named executives during 2009.

Outstanding Equity Awards at Fiscal Year-End 2009

The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at December 31, 2009.

	Option Awards					Stock Awards
		Number of Securities				Number of	Market Value of
		Underlying		Option	Option	Shares or Units	Shares of Units
		Unexercised Options		Exercise	Expiration	of Stock That	That Have Not
	Grant Date	Exercisable	Unexercisable (1)	Price	Date	Have Not Vested	Vested
Asplund, David	06/10/02	71	—	$3.66	06/10/12	—	—
	06/10/03	24	—	$3.66	06/10/13	—	—
	06/10/04	24	—	$3.66	06/10/14	—	—
	06/10/05	24	—	$3.66	06/10/15	—	—
	01/23/06	476	—	$3.66	01/22/16	—	—
	06/12/06	29,524	—	$6.72	01/22/16	—	—
	07/11/06	614,286	—	$7.14	07/11/16	—	—
	10/01/07	71,428	35,714	$11.13	10/01/17	—	—
	12/10/08	20,000	40,000	$3.50	12/10/18	—	—
Mistarz, Jeffrey	01/01/03	381	—	$3.66	12/31/12	—	—
	07/11/06	107,142	—	$7.14	07/11/16	—	—
	08/15/06	42,858	—	$7.00	08/15/16	—	—
	10/01/07	23,810	11,905	$11.13	10/01/17	—	—
	12/10/08	15,000	30,000	$3.50	12/10/18	—	—
O’Rourke, John	06/11/08	25,000	—	$7.93	06/11/18	—	—
Parke, Daniel	10/05/05	71	—	$3.66	10/05/15	—	—
	06/30/06	6,666	—	$7.70	06/30/16	—	—
	07/11/06	93,333	—	$7.14	07/11/16	—	—
	10/01/07	95,238	47,619	$11.13	10/01/17	—	—
	12/10/08	25,000	50,000	$3.50	12/10/18	—	—

(1)          The vesting dates for the unexercisable options are as follows:

	Option Exercise Price	Quantity	Vesting Date
Asplund, David	$3.50	20,000	12/11/10
	$11.13	35,714	12/31/10
	$3.50	20,000	12/11/11
Mistarz, Jeffrey	$3.50	15,000	12/11/10
	$11.13	11,905	12/31/10
	$3.50	15,000	12/11/11
Parke, Daniel	$3.50	25,000	12/11/10
	$11.13	47,619	12/31/10
	$3.50	25,000	12/11/11

Stock Options and Incentive Compensation

On June 4, 2008, our stockholders approved the adoption of the 2008 Stock Incentive Plan (the “2008 Plan”), which replaced the 2001 Stock Incentive Plan, as amended.  The 2008 Plan provided that up to 280,000 shares of our common stock could be delivered under the Plan to certain of our employees and to consultants and directors who are not employees.  In addition, the 2008 Plan originally provided for an additional number of shares of our common stock to be reserved for issuance under the plan on January 1st of each succeeding year, beginning January 1, 2010, in an amount equal to 100,000 shares.  On November 26, 2008, our Compensation Committee approved amendments the 2008 Plan to i) increase the maximum number of shares of Common Stock authorized for issuance under the 2008 Plan by 350,000 shares, from 280,000 shares to 630,000 shares, and (ii) raise the automatic increases in the number of shares available for awards by 150,000 shares, from 100,000 to 250,000, each year beginning in 2010.  The holders of a majority of our outstanding capital stock approved the Plan Amendment pursuant to a consent dated November 26, 2008.

The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue code of 1986, as amended from time to time, or non-qualified options that are not eligible for such treatment, or stock of the Company, which may be subject to contingencies or restrictions, as well as grants of stock appreciation rights or grants of shares of common stock.  Approximately 256 employees and officers of the Company and our subsidiaries are currently eligible to participate in the Plan.

As of December 31, 2009, there were 880,000 shares of common stock reserved under the Plan. We granted options to purchase 474,857 under the Plan during 2009, and options to purchase 573,815 shares were outstanding under the Plan as of December 31, 2009.  During 2009 we issued options to purchase 41,567 shares outside of the Plan to employees and directors.  2009 grants to directors are described under “Directors Compensation.”

The following information reflects certain information about our equity compensation plans as of December 31, 2009:

	Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	573,815	$7.97	306,185
Equity compensation plans not approved by security holders (1)	1,914,842	$21.79	—
Total	2,488,657	$18.61	306,185

(1)          We grant stock options to our non-employee directors pursuant to a Directors Stock Option Plan (See “Compensation of Directors”), which grants are included in this category.

2009 One-Time Stock Option Exchange Program

In 2009, stockholders approved a one-time stock option exchange program that was designed to restore economic value to certain stock options held by employees and directors, while not creating material additional expense to the Company.  Additional objectives of the program included improved employee retention and engagement. The program allowed for certain underwater stock options to be exchanged for a smaller number of stock options with an exercise price set as the Fair Market Value of our Common Stock on the date the replacement options were issued.  The replacement stock options retain the terms and conditions of the exchanged options, including the vesting date and expiration date.

Options to purchase an aggregate of 238,697 shares of Lime common stock, representing approximately 37.5% of the aggregate number of Lime common shares underlying the eligible options that had the right to tender in the Offer to Exchange were exchanged.  Included in those figures are 44,991 shares of common stock underlying eligible options previously held by directors and executive officers of Lime.  Of the aggregate 238,697 shares of Lime underlying the eligible options accepted, the following table sets forth the number of shares accepted within each applicable exercise price range and exchange ratio as provided in the Offer to Exchange:

Eligible Option Exercise Price	Exchange Ratio	Eligible Options Accepted
$8.00 to $11.99	1 for 2	211,754
$12.00 to $14.99	1 for 3	2,142
$15.00 and above	1 for 10	24,801

On March 3, 2009 Lime issued replacement options to purchase an aggregate of 109,073 shares of Lime common stock in exchange for the options tendered and accepted pursuant to the Offer to Exchange, including replacement options to purchase 13,068 shares of common stock issued to directors and executive officers of Lime.  As provided in the offer to exchange, the exercise price per share for the replacement options is $3.66, which was the closing price of the Lime common stock as reported by the Nasdaq Capital Market on February 27, 2009.

Option Exercises and Stock Vested During 2009

There were no shares of stock acquired upon exercise of options or shares of stock that became free of restrictions by any of our named executive officers during the year ended December 31, 2009.

Option Re-Pricing

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards during fiscal year 2009 other than the one-time stock exchange program described above.

PROPOSAL 2

PROPOSAL TO AMEND OUR 2008 STOCK INCENTIVE PLAN

Introduction

On March 25, 2010, the Compensation Committee of our Board approved an amendment to our 2008 Long-Term Incentive Plan (the “Plan”), which will increase the maximum number of shares of Common Stock authorized for issuance under the Plan by 1,000,000 shares, from 1,130,000 shares to 2,130,000 shares (the “Plan Amendment”).  The purpose of the Plan Amendment is to ensure that we have a sufficient reserve of Common Stock available under the Plan to successfully attract and retain the best possible employees and directors.  As of March 15, 2010, we have granted shares of Common Stock and options to purchase 947,293 shares of Common Stock, 27,398 shares were canceled as part of our 2009 option exchange and 155,309 shares remain available for future awards under the Plan, or approximately 13.7% of the 1,130,000 total shares originally reserved.

We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  Our management relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company.  We believe that the Plan Amendment is essential to permit our management to continue the pursuit of these objectives. Moreover, equity-based grants are designed to align the interests of each participating employee with those of the stockholders and provide each such individual with a significant incentive to view the Company from the perspective of an owner with an equity stake.

Though we intend to grant future awards, we do not have any specific plans to issue any further awards under the Plan at this time.

The Plan Amendment

Pursuant to the Plan Amendment, the following changes will be made to the Plan:

•                  the maximum number of shares of Common Stock reserved for issuance under the Plan will be increased by an additional 1,000,000 shares of Common Stock from 1,130,000 to 2,130,000 shares and those additional 1,000,000 shares of Common Stock will accordingly be available for issuance upon the exercise of stock options or stock appreciation rights or for the issuance of other awards granted under the Plan.

A copy of the Plan Amendment is attached hereto as Appendix A.

Description of the Plan

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. You are urged to read the actual text of the Plan in its entirety, which is set forth as Appendix B.

Purpose

The purpose of the Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to our growth and success. We also view the Plan as a vehicle to attract and retain experienced employees and to align our employees’ economic incentives with those of our stockholders.

Eligible Participants

Participation in the Plan will be limited to selected employees, consultants, advisors, independent contractors and directors.

Number of Shares of Common Stock Available Under the Plan

Currently, a total of 1,130,000 shares of Common Stock may be issued pursuant to stock awards under the Plan.  On the effective date of the amendment to the Plan, the total number of shares of Common Stock that may be issued pursuant to stock awards under the Plan will increase to 2,130,000.

Administration of the Plan

The Plan is administered by the Compensation Committee of our Board, which has exclusive authority to grant awards under the Plan and to make all interpretations and determinations affecting the Plan. The Compensation Committee will have the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award. In no event, however, will an individual be allowed to receive option grants under the Plan for more than 1,000,000 shares of Common Stock in any calendar year. In addition, no incentive stock option awards may be made under the Plan unless and until the Plan is approved by vote of our stockholders.

Amendment to the Plan and Awards

Our Board at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), any federal or state law or regulation or any securities exchange listing requirements.

Termination of the Plan

Our Board or stockholders may terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on April 22, 2018. No stock awards may be granted under the Plan after it is terminated, however incentive stock options may not be granted after April 7, 2018.

Types of Awards

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. The Plan administrator determines the exercise price of nonstatutory and incentive stock options granted under the Plan, but the exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of our Common Stock on the date of grant. Additional terms, including duration, vesting and manner of exercise, shall be determined by the Plan administrator at the time of grant.

Restricted Stock and Restricted Stock Units

The Plan administrator has the authority to grant restricted stock and restricted stock units awards pursuant to the terms of an award agreement. Each award agreement shall be in such form and shall contain such terms and conditions as the Plan administrator shall deem appropriate.

Other Awards

In addition, the Plan provides for awards in the form of stock appreciation rights, dividend equivalents, other stock-based awards, performance awards and cash awards.

Awards Granted Under the Plan

As of March 15, 2010, we have granted shares of Common Stock and options to purchase 947,293 shares of Common Stock, 27,398 shares were canceled as part of our 2009 option exchange and 155,309 shares remain available for future awards under the Plan, or approximately 13.7% of the 1,130,000 total shares originally reserved.  The table below sets forth the number of awards granted through March 15, 2010 under the Plan to (i) our named executive officers, (ii) our current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group:

2008 Long-Term Incentive Plan

Name and Position	Number of Awards Granted (1)

David R. Asplund Chief Executive Officer	200,951

Jeffrey Mistarz Chief Financial Officer	115,964

John O’Rourke Chief Operating Officer	112,628

Daniel Parke President	200,865

Current Executive Officers as a Group (total of 4)	630,418

Current Non-Executive Director Group (total of 7)	0

Non-Executive Officer Employee Group	316,875

(1)          Represents number of shares of Common Stock, restricted stock and Common Stock subject to options granted through March 15, 2010.

Though we intend to grant future awards, we do not have any specific plans to issue any further awards under the Plan at this time.

NASDAQ Stockholder Approval Requirements

We are subject to the NASDAQ rules. Although the Plan Amendment does not require stockholder approval under Delaware law, our articles of incorporation or by-laws, stockholder approval is required before the issuance of stock in connection with a stock option plan or other equity arrangement that is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants under NASDAQ Rule 5635(c).  We are therefore seeking stockholder approval of the Plan Amendment at the Annual Meeting.

Federal Income Tax Consequences of Awards Under the Plan

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options

For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the disposition date equal to the difference between the exercise price paid and the sale price received. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Non-Statutory Stock Options

A participant who receives a non-statutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is deductible and subject to tax withholding by us.

Restricted Stock Units

If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued or cash equivalent paid to such participant at the end of the restriction period or, if later, the payment date, at which time we may also take a deduction for such amount.

Stock Awards

Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the date(s) when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company

Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.

Section 162(m) Limits

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that no employee may be granted more than 1,000,000 shares in any calendar year.

Vote Requirement

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of the foregoing amendment to the 2008 Long-Term Incentive Plan, assuming that a quorum is present. Abstentions and broker nonvotes will be counted for purposes of determining whether a quorum is present, but will not constitute a vote “for” or “against” this matter and will be disregarded in the calculation of “votes cast.” Proxies solicited by the Board will be voted “FOR” approval of the proposal to approve the foregoing amendment to the 2008 Long-Term Incentive Plan, unless a stockholder specifies otherwise.

The Board of Directors recommends that the stockholders vote

“FOR”

the approval of the foregoing amendment to the 2008 Long-Term Incentive Plan.

PROPOSAL 3

PROPOSAL TO ADOPT THE 2010 NON-EMPOLYEE DIRECTORS’ STOCK PLAN

Introduction

Effective April 1, 2000, we adopted a stock option plan for all non-employee directors that is separate and distinct from the 2008 Long-Term Incentive Plan.  The plan was amended on July 11, 2006 to provide that eligible directors receive an initial option grant upon being appointed to our Board of Directors to purchase 14,286 shares of our common stock, and a grant of options to purchase an additional 7,143 shares on the first day of January beginning on the second January following the date the director became an eligible director.

The Board believes that it is in the best interests of the Company and its stockholders to adopt a new plan for providing out non-employee directors with stock-based compensation, the 2010 Non-Employee Director Stock Plan (the “Director Plan”). The Compensation Committee has voted unanimously to submit the Director Plan for stockholder approval. We are asking for stockholder approval so that we will be able to grant restricted stock awards to the directors of the Company who are not also employees of the Company (the “Non-Employee Directors”) under the Director Plan.   Unlike the existing non-employee stock option plan which provided for non-discretionary grants, the Director Plan provides the Board the ability to adjust the type of awards (restricted stock, stock options, or a combination thereof) to reflect best practices.

Below is a summary of the material features of the Director Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Director Plan. It is qualified in its entirety by reference to the full text of the plan, a copy of which is attached hereto as Appendix C and incorporated by reference to this proposal.

Purpose of the Plan

The purpose of the Director Plan is to promote our long-term success and that of our subsidiaries by creating a long-term mutuality of interests between the Non-Employee Directors and our stockholders through the granting of restricted stock awards, to provide an additional inducement for the Non-Employee Directors to remain with the Company, and to provide a means through which we may attract qualified persons to serve as Non-Employee Directors.

Administration of the Director Plan

The Director Plan will be administered by the Board, which may delegate its powers under the Director Plan to a committee. The committee, if so appointed, would consist of two or more directors who are “outside directors” and “non-employee” directors.   We expect the Compensation Committee of the Board of Directors to administer the plan.  The Non-Employee Directors to whom restricted stock awards are granted, the timing of grants, the number of shares subject to any restricted stock award and the periods during which any restricted stock awards shall vest shall be as provided in the Director Plan unless provided for otherwise by the Board pursuant to the terms of the plan.

If the Director Plan is approved, it is the current intention of the Board, as determined by our Compensation Committee, to grant non-employee directors a number of shares of restricted stock with the following fair market value on the date of grant:

For Board Service:

Each director upon initial election:	$40,000
Annual grant to each director:	$20,000

Annual Grants for Committee Service:

Audit Committee:
Chairman	$15,000
Members	$10,000

Compensation Committee:
Chairman	$10,000
Members	$5,000

Nominating Committee:
Chairman	$5,000
Members	$2,500

Shares Subject to the Director Plan

The Director Plan authorizes the issuance of restricted stock awards for up to 250,000 shares of Common Stock.  Shares issuable under the Director Plan as restricted stock awards may be authorized and unissued or shares previously issued that we have reacquired. Any shares subject to grants under the Director Plan which expire or are terminated, forfeited, or canceled without having been exercised or vested in full, shall be available for new grants.  We have not granted any awards under the Director Plan.

Eligibility

Restricted stock awards may be granted under the Director Plan to the non-employee directors of the Company. There are currently 7 non-employee directors.

Terms and Conditions of Awards

Types of Awards. The Plan provides for the issuance of shares of restricted stock.

Term.  Generally, shares of restricted stock will vest equally over a two-year period, or earlier if the Non-Employee Director ceases to be a director for because of death, disability or retirement.  If the Non-Employee Director is otherwise ceases to be a director, he or she shall forfeit all unvested awards upon ceasing to be a director.

Other Provisions. The restricted stock agreement for each grant of stock options or restricted stock award may contain other terms, provisions, and conditions not inconsistent with the Director Plan, as may be determined by the Board.

Rights as Stockholders

Except as limited by the Director Plan or award agreement, the grantee of restricted stock shall have all of the rights of a stockholder of the Corporation holding the class or series of common shares that is the subject of the restricted stock, including, if applicable, the right to vote the shares and, if granted by the Committee, the right to receive any cash dividends.  If so determined by the Board or the Committee in the applicable award agreement and provided that sufficient shares are available under the plan for such reinvestment, dividends payable in common stock shall be paid in the form of restricted stock of the same class as the common stock with which such dividend was paid, held subject to the vesting of the underlying restricted stock.

Adjustments

The number of shares available under the Director Plan, the number of shares to be granted for each restricted stock award, and the number of shares subject to outstanding restricted stock awards will be adjusted to reflect any stock split, stock dividend or other event generally affecting the number of shares of Common Shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the vesting of outstanding stock options and restricted stock awards will automatically accelerate and the stock options and restricted stock awards will become fully exercisable.

Limits on Transferability

Subject to the provisions of the Director Plan or award agreement, and until the restricted stock has vested, the grantee may not sell, assign, transfer, pledge or otherwise encumber Restricted Stock. In the event of a director’s death, disability or retirement while still a director, unvested awards shall become fully vested.

Acceleration of Awards in the Event of a Change In Control

If a grantee ceases to be a director of the company within 12 months of a change in control as defined in the Director Plan, all unvested awards shall become fully vested.

Amendment and Termination

The Board may not materially alter the Director Plan without stockholder approval, including any alterations to increase the benefits accrued to participants under the Director Plan, to increase the amount of Common Shares which may be issued under the Director Plan, to modify the requirements for participation under the Director Plan, or to include provisions in the Director Plan to allow the Board to lapse or waive restrictions contained in the Director Plan at its discretion. The Board may otherwise modify, amend, or terminate the Director Plan in any respect; except that if at any time the approval of the stockholders of the Company is required the Board may not effect the modification, amendment, or termination without stockholder approval. No amendment, alteration, suspension, or termination of the Director Plan shall impair the rights of any participant, unless mutually agreed in writing.  Unless earlier terminated by the Board, the Plan will terminate five years after the date it was approved by our stockholders.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations, and policies affecting the Company and recipients of awards under the Director Plan. Any descriptions of the provisions of any law, regulation, or policy are qualified in their entirety by reference to the particular law, regulation, or policy. Any change in applicable law or regulation or the policies of various taxing authorities may have a significant effect on this summary.

A participant who receives restricted stock awards under the Director Plan will not recognize taxable income for federal income tax purposes when the restricted stock award is granted. Once the award is vested and the shares are distributed, the participant will generally be required to include in ordinary income for the taxable year in which the vesting date occurs an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards under the Director Plan. State and local tax consequences may also be significant.

Awards Under the 2009 Director Stock Plan

No awards have been made under the 2009 Director Stock Plan.

The Board intends to award that number of shares of restricted stock having a fair market value of $205,000 to the Non-Executive Director Group in 2010 if the Director Plan is approved.  Awards to the Non-Employee Directors are as follows:

Name	Fair Market Value of Restricted Stock to Be Awarded

Gregory T. Barnum	$40,000

William R. Carey, Jr.	$25,000

Christopher Capps (3)	$20,000

Joseph F. Desmond	$32,500

Stephen Glick	$20,000

Richard P. Kiphart	$27,500

David W. Valentine	$40,000

The number of shares of restricted stock constituting each award is indeterminate.

Vote Requirement

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of the Director Plan, assuming that a quorum is present. Abstentions and broker nonvotes will be counted for purposes of determining whether a quorum is present, but will not constitute a vote “for” or “against” this matter and will be disregarded in the calculation of “votes cast.” Proxies solicited by the Board will be voted “FOR” approval of the proposal to approve the Director Plan, unless a stockholder specifies otherwise.

The Board of Directors recommends that the stockholders vote

“FOR”

the approval of the the 2010 Non-Employee Directors Stock Plan.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP, an independent registered public accounting firm, has been our independent auditor for many years, and is considered by management to be well qualified. The Board of Directors, at the recommendation of the Audit Committee, has recommended the appointment of BDO Seidman, LLP as our independent registered public accounting firm for fiscal year 2010, and our stockholders are asked to approve the appointment of BDO Seidman, LLP as our auditors for the year ending December 31, 2010.

You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares.

A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires. The representative also will be available to respond to appropriate questions.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that the stockholders vote

“FOR”

The ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal 2010.

AUDIT COMMITTEE DISCLOSURE

General

The Audit Committee of the Board is primarily responsible for the oversight of the quality and integrity of our accounting and reporting practices and controls, and our financial statements and reports; compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of our internal audit function and independent auditors. A complete description of the Committee’s function may be found in its charter, which may be accessed under the Corporate Governance section of our website, accessible through our Investor Relations page at www.lime-energy.com.

Independent Auditors’ Fees

The Audit Committee, with the approval of the stockholders, engaged BDO Seidman, LLP to perform an annual audit of our financial statements for the fiscal year ended December 31, 2009.  The following table summarizes the total fees paid to BDO, our principal accountant, for the audit of our annual financial statements for the years ended December 31, 2009 and December 31, 2008, and fees billed for other professional services provided during these periods:

Type of Fee	2009	2008

Audit fees (1)	$255,784	$300,246
Audit-related fees (2)	84,500	191,300
Tax fees (3)	70,538	104,553
All other fees (4)	—	—

Total	$410,822	$596,099

(1)                                  Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements and review of our consolidated financial statements included in our quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)                                  Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but not included in footnote (1) above.  There were no audit-related fees for 2009.

(3)                                  Tax services fees consist of professional fees billed for products and services rendered by BDO for tax compliance, tax advice and tax planning.  All of these fees were pre-approved by our Audit Committee.

(4)                                  All other fees consist of fees billed by BDO for services other than those listed in categories 1 thru 3 above.  There were no other fees for 2009 or 2008.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our Audit Committee charter requires the Audit Committee to pre-approve all audit and non-audit services provided by BDO.  Each proposed engagement not specifically identified by the Securities and Exchange Commission as impairing independence is evaluated for independence implications prior to entering into a contract with the independent auditor for such services.  Our Audit Committee considered whether the use of BDO’s services other than for the annual audit and quarterly reviews in any way impairs their independence and has concluded that it does not.  In both 2009 and 2008, these services were limited to tax fees related to tax compliance, advice and planning.  No services were performed by BDO prior to receiving approval from the Audit Committee.

We have been advised by BDO that substantially all of the work done in conjunction with its 2008 audit of our financial statements for the most recently completed year was performed by permanent, full-time employees and partners of BDO.  We have received confirmation and a letter from BDO required by Independence Standards Board No. 1, and discussed with BDO its independence.

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors, which is reassessed periodically for adequacy by the Audit Committee. The directors who serve on the Audit Committee have no financial or personal ties to us (other than director compensation and equity ownership as described in this proxy statement) and are all “independent” for purposes of the Securities and Exchange Commission’s regulations and the NASDAQ listing standards. The Board of Directors has determined that none of the Audit Committee members has a relationship with us that may interfere with the director’s independence from the Company and our management.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and their reporting process, including the systems of internal controls. In fulfilling their oversight responsibilities, the Committee has reviewed and discussed with the independent auditors matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of our financial reporting, as required by Statement on Auditing Standards No. 61, as amended as adopted by the PCAOB in Rule 3200T, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

Management is responsible for our internal controls and the financial reporting process. BDO, our independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements contained in the 2009 Annual Report on Form 10-K and the Company’s internal controls over financial reporting with the Company’s management and its independent registered certified public accounting firm. The Audit Committee received from BDO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO the issue of its independence from the Company.

Based on the Audit Committee’s review of the audited financial statements and its discussions with management and BDO noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009. The Committee recommended to the Board of Directors the selection of BDO as the Company’s independent auditor for the fiscal year ending December 31, 2010, and that the Board submit this appointment to the Company’s stockholders for approval at the Annual Meeting.

MEMBERS OF THE AUDIT COMMITTEE

Gregory T. Barnum, Chair

Joseph F. Desmond

David W. Valentine

MISCELLANEOUS AND OTHER MATTERS

Stockholder Communications with the Board of Directors

Our Annual Meeting provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with directors on matters relevant to us.  In addition, stockholders may, at any time, communicate with any of our directors by sending a written communication to such director c/o our Corporate Secretary at Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410.

All communications by stockholders or other interested parties addressed to the Board will be sent directly to Board members. While our Corporate Secretary may review, sort, and summarize these communications, all direct communications will be presented to the non-management directors unless there is instruction from them to “filter” such communications (and in such event, any communication that has been filtered out will be made available to any non-management director who wishes to review it).

Proposals of Stockholders for Next Year’s Meeting

Stockholders may present proper proposals for inclusion in the proxy statement for our next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included in the proxy statement for our next annual meeting, stockholder proposals must be received by us no later than December 22, 2010, and must otherwise comply with the requirements of the applicable SEC rules. Notice of intention to present proposals at next year’s annual meeting must be addressed to Corporate Secretary, Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410. Any Stockholder proposal to be considered at our 2011 Annual Meeting of Stockholders, but not included in the proxy materials, must be submitted to our Corporate Secretary by March 5, 2011, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal. The persons appointed as proxies may also exercise their discretionary voting authority with respect to stockholder proposals submitted prior to March 5, 2011, unless the proponent otherwise complies with the requirements of the Commission’s Rule 14a-4 or Rule 14a-8.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at our principal executive offices by contacting the Corporate Secretary. The list will also be available for examination at the Annual Meeting.

Other Business

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our enclosed Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Incorporation by Reference

The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference.

Financial Statements and Additional Information

We have enclosed a copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2009, which includes our Annual Report on Form 10-K for such period that we filed with the SEC. Upon the written request of any person who is a stockholder as of the record date, we will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee which shall not exceed our reasonable expenses in providing the exhibits. You should direct requests for these materials to Lime Energy Co., 1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410, Attention: Chief Financial Officer.

BY ORDER OF THE BOARD OF DIRECTORS,
Richard P. Kiphart
Chairman of the Board of Directors

Elk Grove Village, Illinois
April , 2010

YOU ARE REQUESTED TO COMPLETE,

DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

Appendix A

SECOND AMENDMENT TO THE

LIME ENERGY CO.

2008 LONG-TERM INCENTIVE PLAN

The first paragraph of Section 3 of the Lime Energy Co. 2008 Long-Term Incentive Plan (the “2008 Plan”) is hereby amended and restated in its entirety as follows to increase the number of shares authorized for use under the 2008 Plan:

“Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under this Plan, net of shares of Stock which are subject to outstanding Awards from time to time under the Company’s preceding 2001 Stock Incentive Plan, shall not exceed 1,130,000 shares; provided, however, that, as of January 1 of each year, commencing with the year 2011, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by 250,000 shares.”

All unaffected terms of the 2008 Plan shall continue in effect.

IN WITNESS WHEREOF, Lime Energy Co. has caused this First Amendment to the Lime Energy Co. 2008 Long-Term Incentive Plan to be executed by its officer effective as of June     , 2010.

LIME ENERGY CO.

By:
Jeffrey R. Mistarz
Executive Vice President and CFO

A - 1

Appendix B

LIME ENERGY CO.

2008 LONG-TERM INCENTIVE PLAN

AS AMENDED

1.                                       ESTABLISHMENT AND PURPOSE.

The Lime Energy Co. 2008 Long-Term Incentive Plan (the “Plan”) is established by Lime Energy Co. (the “Company”) to enhance long-term profitability and stockholder value by offering common stock and common stock-based and other performance incentives to those employees, directors and consultants who are key to the Company’s growth and success; to attract and retain experienced employees; and to align Participants’ interests with those of the Company’s other stockholders.  The Plan is adopted as of April 8, 2008, subject to approval by the Company’s stockholders within 12 months after such adoption date.  Unless the Plan is discontinued earlier by the Board as provided herein, and subject to the provisions of the Plan, the Plan shall terminate automatically, and no Award shall be granted hereunder, on or after April 7, 2018.

Certain terms used herein are defined as set forth in Section 10.

2.                                      ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee of the Company’s Board; provided, however, that, if at any time no such Committee shall be in office, the Plan shall be administered by the Board.  The Plan may be administered by different Committees with respect to different groups of Eligible Individuals as directed by the Board or its Compensation Committee.  As used herein, the term “Administrator” means the Board or any of its Committees as shall be administering the Plan, as the context may require.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan only to Eligible Individuals.  Participation shall be limited to such Eligible Individuals as are selected by the Administrator; subject to any eligibility restrictions applicable to different types of Awards under the further provisions of the Plan.  Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).  The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of this Plan:

(a)                                  to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)                                 to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)                                  to determine the number of shares of Stock to be covered by each Award hereunder;

(d)                                 to approve forms of Award agreements for use under the Plan;

(e)                                  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to:  (i) the option exercise price, (ii) any vesting restriction or limitation, including performance conditions, (iii) any vesting acceleration or forfeiture waiver, (iv) any right of repurchase, right of first refusal or other transfer or disposition restriction, (v) any grant of registration rights, (vi) any repurchase rights, (vii) any restrictions on voting, (viii) any restrictive covenants for breach of which forfeiture, repurchase and other remedies shall be provided, (i) commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Stock Options regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine;

(f)                                    subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan, (ii) extension of the post-termination exercisability period of Stock Options, and (iii) adjustments permitted under Section 3 below to reflect any future transactions that may affect the corporate structure, size and capital of the Company;

(g)                                 to determine the Fair Market Value; and

(h)                                 to determine the type and amount of consideration, including any satisfaction of tax withholding obligations, to be received by the Company for any Award issued under the Plan.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate any or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it.  Any such allocation or delegation may be revoked by the Administrator at any time.  The Administrator may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator, or pursuant to authority delegated in accordance with the provisions of the Plan, with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter.  All decisions made by the Administrator or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.  Such persons shall be entitled to indemnification and reimbursement from the Company for their service with respect to the Plan to the fullest extent allowed by law.  The Company, its Subsidiaries and Affiliates, all officers and directors of any such corporation, and all members of the Administrator shall have no liability with respect to any Participant for any taxes, penalties or related interest imposed upon such Participant in connection with any Award granted under this Plan.

3.                                      STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under this Plan, net of shares of Stock which are subject to outstanding Awards from time to time under the Company’s preceding 2001 Stock Incentive Plan, shall not exceed 630,000 shares; provided, however, that, as of January 1 of each year, commencing with the year 2009, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by 250,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 1,000,000 shares.

In the event of any Company stock dividend (except stock dividends paid in Common Stock to the holders of the Company’s preferred stock), stock split, combination or exchange of share, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kinds of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event, provided, however, that the number of shares subject to any Award shall always be a whole number.

4.                                      STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types:  Incentive Stock Options and Non-Qualified Stock Options.  Any Stock Option granted under this Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights).  Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code).  To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.  Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by options agreements, each in a form approved by the Administrator.  An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.  The grant of a Stock Option shall occur as of the date the Administrator determines, consistent with applicable Treasury regulations under Section 409A, 421 and 422 of the Code so as to exempt such Award from Code Section 409A or qualify the Award as an Incentive Stock Option, or both.

(a)                                  Exercise Price.  The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted or, if granted as an Incentive Stock Option to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b)                                 Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)                                  Exercisability.  Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator as set forth in the applicable option agreement.  If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine.  The Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.  In addition, the aggregate Fair Market Value of the shares of Stock (determined as of the respective date or dates of grant) for which one or more Incentive Stock Options granted to any Participant under this Plan and any other option plan of the Company (or any parent or subsidiary corporations) may for the first time become exercisable during any one calendar year shall not exceed the sum of $100,000.  To the extent such Participant holds two or more Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing $100,000 limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options were granted in order to determine if any portion of either option must be treated instead as a Non-Qualified Stock Option.

(d)                                 Method of Exercise.  Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The exercise price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following:  (i) in the form of Stock already owned by the Optionee, and already held by the Optionee for the requisite period necessary both to avoid a change to the Company’s earnings for financial reporting purposes and to comply with any contractual or other limitations on Optionee’s right to dispose of such Stock, based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) for Non-Qualified Stock Options only, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).  Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made.  Upon exercise of a Stock Option (or portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(e)                                  Transferability of Stock Options.  Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) non subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution.  An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution.  An Incentive Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or, to the extent permitted without disqualifying such option under Code Section 422, by the guardian or legal representative of the Optionee.  A Non-Qualified Stock Option may be exercisable by the Optionee or by any transferee permitted above, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution.  Any Stock Option exercisable by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate, by the Optionee’s designated beneficiary, by the person or persons to whom the Stock Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(f)                                    Termination by Death.  Unless otherwise provided in the applicable option agreement (only for a Non-Qualified Stock Option), if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of not more than three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g)                                 Termination by Reason of Disability.  Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Non-Qualified Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)                                 Termination for Other Reasons.  Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates other than by reason of death, Disability or Cause, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Non-Qualified Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)                                     Termination for Cause.  Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for Cause, any Stock Option held by such Optionee shall thereupon terminate, cease to be exercisable, and be entirely forfeited and cancelled, including any vested portion of such Stock Option.

(j)                                     Transfer of Services.  Notwithstanding anything in this Plan to the contrary, if an Optionee’s employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services to, the Company or an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator.  A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(k)           Vesting Ceases.  Notwithstanding the foregoing provisions of Sections 4(f)-(h), any Stock Option that remains exercisable after the Optionee’s employment or provision of services terminates shall only be exercisable after such termination to the extent the Stock Option was vested as of such date of termination.  Any non-vested portion of the Stock Option shall be cancelled as of the date the Optionee’s employment or service terminates, and any vested portion of the Stock Option shall be cancelled to the extent not exercised by the last date on which it remains exercisable in accordance with its terms, consistent with the foregoing provisions of this Section 4.

5.             STOCK APPRECIATION RIGHTS.

5.1.          General.  The Administrator shall have authority to grant Stock Appreciation Rights, which may be “stand alone” rights independent of the grant of any Stock Options or rights granted “in tandem” with grants of Stock Options, or a combination of both, under the Plan, at any time or from time to time.  A Stock Appreciation Right shall entitle the Participant to receive payment from the Company, upon exercise of such right, of an amount not in excess of the appreciation in the Fair Market Value of a specified number of shares of Stock, equal to the excess of the SAR Exercise Price over the SAR Base Price multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised, subject to the Participant’s satisfaction in full of the conditions, restrictions or limitations imposed in accordance with the Plan and the applicable Stock Appreciation Rights agreement (which may differ from other such agreements).

5.2.          Grant of Stock Appreciation Rights.  The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, based on the same principles and rules under Code Sections 409A, 421 and 422 as apply to Stock Options under the first paragraph of Section 4 above.  Each Stock Appreciation Right granted under the Plan shall be evidenced by a written agreement, in a form prescribed or approved by the Administrator, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the express terms and conditions set forth in the Plan.  A person selected by the Administrator to receive a Stock Appreciation Right shall not become a Participant or have any rights with respect to such Stock Appreciation Right unless and until such person has executed such Agreement, has delivered a fully executed copy thereof to the person or office designated by the Administrator and has otherwise complied with any applicable requirements set forth by the Administrator as part of the grant of the Stock Appreciation right.

5.3.          Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)           SAR Award Period.  The SAR Award Period of each Stock Appreciation Right shall be fixed by the Administrator, but shall not exceed a term of ten (10) years.

(b)           SAR Base Price.  The SAR Base Price under a Stock Appreciation Right shall be the Fair Market Value of a share of common Stock at the date of grant of the Stock Appreciation Right, unless otherwise determined by the Administrator.

(c)           Vesting and Exercisability.  Stock Appreciation Rights shall become vested and be exercisable as determined by the Administrator and set forth in the agreement.  The agreement shall state, with respect to all or designated portions of the shares of Stock covered thereunder, the time at which or the installments in which the Stock Appreciation Right shall become vested and exercisable during the SAR Award Period.  The Administrator may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) the occurrence of specified events or circumstances, or (iv) any combination of factors described in (i)-(iii) above.

Upon exercise of any Stock Appreciation Right that is granted in tandem with a Stock Option, the exercise shall not be complete until the Participant surrenders the corresponding vested portion of the Stock Option in accordance with procedures established by the Administrator.  Stock Option rights which have been so surrendered shall no longer be exercisable after such exercise of the corresponding Stock Appreciation Right.  The Administrator shall have discretion to accelerate vesting and exercisable for all or any portion of any one or more outstanding Stock Appreciation Rights and without having to do so uniformly for all such Awards.

(d)           Tandem Grants.  Stock Appreciation Rights may be granted in tandem with Stock Options, under terms and conditions prescribed by the Administrator pursuant to which the exercise by a Participant of a Stock Appreciation Right with respect to one share of Stock covered thereunder cancels the right to purchase one share of Stock under the Stock Option granted in tandem to the Participant.  Notwithstanding anything herein to the contrary, any Stock Appreciation Right granted in tandem with an Incentive Stock Option shall (i) expire no later than the expiration of the Option, (ii) be for no more than the difference between the exercise price of the Stock Option and the Fair Market Value of the Stock subject to the Stock Option at the time the right is exercised, (iii) be transferable only when the Stock Option is transferable and under the same conditions, (iv) be exercised only when the Stock Option is exercisable and (v) be exercised only when the Fair Market Value of the Common Stock subject to the Stock Option exceeds the exercise price of the Stock Option.

(e)           Method of Payment.  Payment by the Company of any amount due to or on behalf of the Participant upon exercise of a Stock Appreciation Right may be made by cash or by check at such time, or in installments at such times, as the Administrator shall specify and set forth in the agreement evidencing the Stock Appreciation Right; provided,  however, that any payment due in excess of $1,000,000 shall be payable in three equal annual installments, without interest accruing thereon, unless the Company agrees to make payment in a single sum.  Unless otherwise agreed, payment shall be made, (or commence in the case of installments) within sixty (60) days after the date of exercise.

(f)            Nontransferability of Rights.  Except as specifically provided herein or in the agreement, no Stock Appreciation Right or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and a Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by the Participant.  Any Stock Appreciation Right issued in tandem with a Stock Option shall be transferable, and transferred, only at the same time and subject to the same terms as govern the transfer of such Stock Option.

(g)           Designation of Beneficiary.  A Participant may designate a Beneficiary who may exercise the Participant’s Stock Appreciation Right after the Participant’s death, subject to the provisions of the Plan.  Such designation shall be made in such manner and on such form as shall be prescribed by the Administrator.

(h)           409A Exemption.  All Stock Appreciation Rights granted under this Plan shall be issued on such terms and conditions as will exempt such Awards from regulation under Code Section 409A, and all such Awards shall be interpreted and administered to preserve that exempt status.

5.4.          Effect of Termination of Employment.  The portion of any Stock Appreciation Right that is vested and not yet exercised as of the date on which the Participant’s employment or service terminates, shall (unless such termination is for Cause), continue to be exercisable for a period of three (3) months after such termination date, or until the Stock Appreciation Right was scheduled to expire, if earlier; provided, however, that if the Stock Appreciation Right was issued in tandem with a Stock Option the vested portion of the Stock Appreciation Right shall continue to be exercisable for so long as the Stock Option remains exercisable.  Any portion of the Stock Appreciation Right that is not vested or does not become vested, by its terms or by action of the Administrator as of the date on which the Participant’s employment or service terminates shall automatically be forfeited, cancelled and void as of that date.  If a Participant’s employment or services are suspended pending an investigation of whether the Participant’s employment or services should be terminated for Cause, all of the Participant’s rights under any Stock Appreciation Right, and any tandem Stock Option related thereto, shall likewise be suspended during the period of such investigation.

5.5.          Exercise of Rights.  A Stock Appreciation Right which is vested and exercisable shall be exercised by or on behalf of a Participant, in whole or in part at any time during the SAR Award Period, by giving written notice to the Company, in such form and manner as the Administrator may prescribe, specifying the number of shares of Stock covered by the Stock Appreciation Right with respect to which the Participant is exercising the right to receive payment.

5.6.          Withholding of Exercise.  The Company shall have the right to deduct from all payments made on the exercise of a Stock Appreciation Right all amounts required by law to be withheld for the payment of any Federal, state, local or foreign taxes of any kind.

5.7.          No Stockholder Rights.  A Stock Appreciation Right confers none of the rights of a stockholder of the Company upon the holder of such Stock Appreciation Right.  Therefore, no voting, dividend or other stockholder rights accrue under a Stock Appreciation Right Award.

6.             STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine.  Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Administrator may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service, requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award).  The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(i)            cash or cash equivalents;

(ii)           past services rendered to the Company or any Affiliate; or

(iii)          future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

7.             CHANGE IN CONTROL PROVISIONS.

(a)           Impact of Event.  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)            Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the extent such acceleration is then provided for in the grant agreement or is conferred by the Administrator;

(ii)           The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(iii)          All outstanding repurchase rights of the Company with respect to any outstanding Award shall terminate, except for any repurchase rights that would be triggered by a subsequent termination of employment or services by the Participant; and

(iv)          Outstanding Awards shall be subject to any purchase agreement or agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

a)             The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

b)            The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

c)             The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

d)            Settlement of each vested share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(v)           In the absence of any agreement with the Company effecting such Change in Control, each vested share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)           Definition of Change in Control.  For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)            An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:  (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (I), (2) and (3) of subsection (iii) of this Section 7(b); or

(ii)           Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board, but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)          The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 40% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which has a result of such transaction owns the Company or substantially, all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction; of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 40% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction; (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at lease a majority of the members of the board of directors of the corporation resulting from such Corporate transaction, and (4) a Corporate Transaction which results in the Company as the surviving entity; or

(iv)          The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2), (3) and (4) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

Notwithstanding the foregoing definition, in the event any then outstanding Award is determined to be a form of deferred compensation and subject to Code Section 409A, then only a Change of Control event described above which also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Treasury Regulation 1.409A-3 shall have the impact provided in Sections 7(a)(i)-(iii), 7(a)(iv)(d) and 7(a)(v) above.

(c)           Change in Control Price.  For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on The American Stock Exchange or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control.  To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

(d)           Participant Consent.  A Participant, in the course of and as a condition to exercising a Stock Option, shall waive all rights to object to or dissent from a proposed Change in Control which is approved by the Board, and shall agree to consent and raise no objection to such approved Change in Control; and, without limiting the generality of the foregoing, the Participant shall agree to (i) vote the Participant’s share to approve the terms of such approved Change in Control and (ii)

waive any appraisal rights that the Participant would have with respect to such approved Change in Control.

On and after the effective date of a Change in Control, a Participant may transfer shares of Stock acquired pursuant to the exercise of an Option; provided that in the event of a Change in Control approved by the Board, structured as a sale of shares of Stock, a Participant shall transfer all shares of Stock acquired by the Participant, pursuant to the exercise of an Option, on the same terms as the other holders of Stock of the Company.

8.             MISCELLANEOUS.

(a)           Amendment.  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, (ii) made to permit the Company or an Affiliate a deduction under the Code; or (iii) made to comply with or gain exemption from any statute that would otherwise impose adverse tax consequences on the Participants.  No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent.

Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

(b)           Unfunded Status of Plan.  It is intended that this Plan be an “unfunded” plan for incentive compensation.  The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)           General Provisions.

(i)            The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof.  The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)           Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees, directors and contract service providers.

(iii)          The adoption of the Plan shall not confer upon any employee, director, consultant, independent contractor or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)          No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditioned on such payment arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)           The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(vi)          Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(vii)         The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(viii)        If any payment or right accruing to a Participant under this Plan (without the application of this Section 8(c)(viii), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.”  The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant.  The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose.  The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.  The Company shall have no liability or obligation under this Plan to reimburse or make whole any Participant for any tax, interest or penalty accruing with respect to any “parachute payment”.

(ix)           To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)            The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)           If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)          This Plan shall inure to the benefit of, and be binding upon, each successor and assign of the Company.  All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)         This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof.

(xiv)        In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award and shall become party to a lockup agreement if so required by the underwriters.

(xv)         None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)        This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9.             DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)           “Affiliate” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b)                                 “Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                 “Cause” means, (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect.  Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan.  The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)                                  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)                                    “Commission” means the Securities and Exchange Commission or any successor agency.

(g)                                 “Committee” means the Compensation Committee of Directors appointed by the Board to administer this Plan.  With respect to Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 and each of whom is also an “outside director” under Section 162(m) of the Code.

(h)                                 “Company” means Lime Energy Co., a Delaware corporation.

(i)                                     “Director” means a member of the Company’s Board of Directors.

(j)                                     “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate, provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.  Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan.  The determination of Disability shall be made by the Administrator, in its Sole discretion.  The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)                                  “Effective Date” means April 8, 2008.

(l)                                     “Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant, independent contractor or advisor providing services to the Company or a Subsidiary or Affiliate.

(m)                               “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)                                 “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator.  Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on The American Stock Exchange (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.  If the Stock is not publicly traded then Fair Market Value shall be determined by the Administrator, in its sole discretion, in accordance with Treasury Regulation 1.409A-1(b)(5)(iv) provisions applicable to the valuation of stock not readily tradeable on an established securities market, by using a reasonable valuation method and taking into consideration all relevant factors, facts and circumstances.

(o)                                 “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and ay of these other persons are the direct and beneficial owners of all of the equity interest (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p)                                 “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)                                 “NASDAQ” means The NASDAQ Stock Market, including the NASDAQ National Market and the NASDAQ SmallCap Market.

(r)                                    “Non-Employee Director” means a Director who is not an officer or employee of the Company.

(s)                                  “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t)                                    “Optionee” means a person who holds a Stock Option.

(u)                                 “Participant” means a person granted an Award.

(v)                                 “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(w)                               “Stock” means common stock, par value $0.0001 per share, of the Company.

(x)                                   “Stock Appreciation Right” means a right granted under Section 5.

(y)                                 “Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)                                   “Stock Option” means an option granted under Section 4.

(aa)                            “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb)                          “Ten Percent Holder” means any individual who owns, or is deemed to own, stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

IN WITNESS WHEREOF, this 2008 Long-Term Incentive Plan, having been first duly adopted, in hereby executed below by a duly authorized officer on behalf of the Company on this 9th day of April, 2008, to take effect as provided herein.

LIME ENERGY CO.

By:	/s/ Jeffrey Mistarz

Title:	Executive Vice President and CFO

Appendix C

LIME ENERGY CO.

2010 NON-EMPLOYEE DIRECTORS STOCK PLAN

SECTION 1.  Purpose

The purpose of this 2010 Non-Employee Director Stock Plan is to promote the interest of Lime Energy Co., its Subsidiaries and stockholders, by allowing the Corporation to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Corporation and align the directors’ interest with that of the Corporation’s stockholders.

SECTION 2.  Definitions and Construction

2.1          Definitions.  As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

(a)           “Award” means any Restricted Stock awarded under the Plan.

(b)           “Award Agreement” means the agreement, certificate or other instrument evidencing the grant of any Award under the Plan.

(c)           “Board” means the Board of Directors of the Corporation.

(d)           “Cause” means a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director’s willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Corporation or its subsidiaries.

(e)           “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control”, provided that such a change in control shall be deemed to have occurred at such time as (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of The Corporation or any successor of The Corporation, other than a person that is such a beneficial owner as of the date of the adoption of this plan or a successor thereto; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the common stock of The Corporation shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of The Corporation) or any dissolution or liquidation of The Corporation or any sale or the disposition of 50% or more of the assets or business of The Corporation; or (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of The Corporation immediately before the consummation of such transaction beneficially own more than 65% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.1(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of The Corporation common stock immediately before the consummation of such transaction, provided (C) the percentage described in Section 2.1(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.1(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of The Corporation by the persons described in Section 2.1(iv)(A) immediately before the consummation of such transaction.

(f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)           “Common Stock” means common shares, par value $.0001, of the Corporation.

(h)           “Committee” means the compensation committee of the Board or another committee appointed by the Board, provided that all members of the Committee must be Non-Employee Directors as defined in Section 2.1(n) of this Plan, and must also be “non-employee directors” as such term is defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

(i)            “Corporation” means Lime Energy Co., a Delaware corporation.

(j)            “Disability” means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l)            “Fair Market Value” means as of any given date the closing price of the Common Stock as reported by the Nasdaq Stock Market.  In the event that there are no such Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were stock transactions.  If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Board in good faith.

(m)          “Grantee” means a Non-Employee Director who has been granted anAward, or the personal representative, heir or legatee of the Grantee who has rights to the Restricted Stock.

(n)           “Non-Employee Director” means a member of the Board who is not an employee of the Corporation or any Subsidiary of the Corporation.

(o)           “ “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “Group” as defined in Section 13(d).

(p)           “Plan” means this 2010 Non-Employee Directors Stock Plan, as the same may be amended from time to time.

(q)           “Restriction Period” means the period during which shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) as described in Section 7 of the Plan and any applicable Award Agreement.

(r)            “Restricted Stock” means Common Stock awarded to a Grantee pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 7 of the Plan.

(s)           “Retirement” means retirement from the Board on or after age 70 or with the consent of the Board.

(t)            “Subsidiary” means, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

2.2          Gender and Number.  Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3.  Shares Subject To The Plan

3.1          Shares Available.  The stock to be offered under the Plan shall be shares of Common Stock, which may be unissued Common Stock or treasury Common Stock.  The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 250,000 shares, subject to the adjustments provided in Section 7.

3.2          Canceled, Terminated or Forfeited Awards.  Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is canceled, terminated or otherwise forfeited, shall again be available for distribution in connection with Awards under the Plan.

SECTION 4.  Administration

4.1          General.  The Plan shall be administered by the Board.  Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Awards and Agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan.  The Board’s determination of the matters referred to in this Section 4.1 shall be conclusive.

4.2          Section 16 Compliance.  It is the intention of the Corporation that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.  If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.  Eligibility and Grants of Stock Option and/or Restricted Stock Awards

Subject to the terms of the Plan, the Board or the Committee shall determine the amount of, and terms of, stock options and restricted stock awards to eligible Non-Employee Directors.

SECTION 6.  Restricted Stock Terms

6.1          Awards and Certificates.

(a)           Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of Restricted Stock shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Lime Energy Co. 2010 Non-Employee Directors Stock Plan and an Award Agreement.  Copies of such Plan and Agreement are on file at the offices of First Financial Bancorp.”

(b)           The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)           Upon the end of the Restriction Period and provided that the Restricted Stock has not been forfeited, the Corporation shall, upon the Grantee’s request or upon its own initiative, issue or have issued new certificates without the legend described in Section 6.1(a), in exchange for those certificates previously issued.

7.2          Terms and Conditions.  Restricted Stock shall be subject to the following terms and conditions.

(a)           Except as otherwise provided in Sections 6.2(d), 6.2(e), and 6.2(f), or as provided by the Committee (subject to the terms of the Plan), all restrictions on Restricted Stock granted pursuant to an Award shall end (and the Restricted Stock shall thereupon become vested) only as follows: one-half of the Award shall vest as of the date of the Award and one-half on the first anniversaries of the date of the Award, provided the grantee remains a director of the Corporation as of the date on which vesting occurs.

(b)           Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.2(g), and until the expiration of the Restriction Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock.

(c)           Except as provided in Sections 6.2(b) and this 6.2(c) and the Award Agreement, the Grantee shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and, if granted by the Committee, the right to receive any cash dividends.  If so determined by the Committee in the applicable Award Agreement and provided that sufficient shares are available under Section 3 of the Plan for such reinvestment, dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

(d)           Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 6.2(a), 6.2(f) and 6.2(g), if a Grantee ceases to be a director of the Corporation for any reason other than death, Disability, or Retirement, all unvested Restricted Stock shall be forfeited as of the date the Grantee ceases to be a director.

(e)           In the event of a Grantee’s death, Disability or Retirement while a director of the Corporation, all unvested Restricted Stock shall become fully vested and all restrictions shall end as of the date of such death, Disability or Retirement.

(f)            Notwithstanding Section 6.2(d), if a Grantee ceases to be a director of the Corporation at or within twelve months after a Change in Control other than by reason of death, Disability or Retirement, any unvested Restricted Stock held by such Grantee shall become fully vested and all restrictions shall lapse as of the date the Grantee ceases to be a director.

(g)           Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 7.  Adjustments Upon Change In Capitalization

Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Corporation affecting the Common Stock, the Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 8.  Termination and Amendment

8.1          Termination. No Restricted Stock shall be granted under this Plan on or after the earlier of

(a)                the fifth anniversary of the date the stockholders of the Corporation approve the adoption of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions on the related Stock or cash payments have been satisfied in full, or

(b)           the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date

8.2          Amendment.  The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would: (i) impair the rights under an Award or Award Agreement theretofore granted without the recipient’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or to cause the Plan to comply with Code section 409A, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3.  In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by law or agreement.

SECTION 9. Withholding

Upon the vesting of Restricted Stock under an Award, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover the amount of any federal income tax required to be withheld with respect to such Common Stock being issued or vested, remitting any balance to the Grantee; provided, however, that the Optionee or Grantee shall have the right to provide the Corporation with the funds to enable it to pay such tax.

SECTION 10.  No Right to Re-Election

Nothing in the Plan or in any Award granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a director of the Corporation or to be renominated by the Board or re-elected by the stockholders of the Corporation.

SECTION 11.  Effective Date of the Plan

This Plan shall become effective on the date the stockholders of the Corporation (acting at a duly called meeting of such stockholders) approve the adoption of the Plan.

SECTION 12.  Governing Law

The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

SECTION 13.  Invalid Provisions

In the event any provisions of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 14.  Code Section 409A Compliance

The Corporation intends to operate the Plan in good faith compliance with the provisions of Section 409A of the Code.

SECTION 15.  Successors

All obligations of the Corporation under the Plan with respect to Options or Restricted Stock granted hereunder shall be binding on any successor of the Corporation, whither the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

LIME ENERGY CO.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors unanimously recommends that you vote FOR all nominees listed in Proposal 1 and FOR Proposal 2.

1.               Election of Directors: (Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, strike a line through the nominee’s name below)

David R. Asplund	☐ Vote FOR all	☐ Vote WITHHELD
Gregory T. Barnum	nominees (except as	from all nominees
Christopher W. Capps	marked)
William R. Carey, Jr.
Joseph F. Desmond
Stephen Glick
Richard P. Kiphart
Daniel W. Parke
David W. Valentine

2.               To approve an amendment to our 2008 Long-Term Incentive Plan to increase the maximum number of shares of common stock available for awards under the plan from 1,130,000 to 2,130,000

☐  For                    ☐  Against            ☐  Abstain

3.               To adopt the 2010 Non-Employee Directors’ Stock Plan

4.               To appoint BDO Seidman, LLP as independent auditors for fiscal 2010

☐  For                    ☐  Against            ☐  Abstain

Date:                          , 2010

Signature	Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

PLEASE COMPLETE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LIME ENERGY CO.

1280 Landmeier Road

Elk Grove Village, Illinois 60007-2410

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby revokes all prior proxies and appoints Jeffrey R. Mistarz and John O’Rourke and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Lime Energy Co. to be held at the Holiday Inn Hotel, 1000 Busse Road, Elk Grove Village, Illinois 60007 at 9:00 a.m. local time, on Thursday, June 3, 2010, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE COMPLETE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.